SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report: February 13, 1997
(Date of earliest event reported)


                       Asset Securitization Corporation
               Commercial Mortgage Pass-Through Certificates
                               Series 1996-MD VI
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            (Exact Name of registrant as specified in its charter)

Delaware                     33-49370-02                    13-3672337
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(State or Other Juris-       (Commission                 (I.R.S. Employer
diction of Incorporation)    File Number)               Identification Number)


Two World Financial Center, Building B, New York, New York            10281
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(Address of Principal Executive Office)                            (Zip Code)


Registrant's telephone number, including area code:             212-667-9300
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This Document contains exactly    05  Pages.
The Exhibit Index is on Page    05  .


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ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MD VI issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the February 13, 1997 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

                Servicer has received and will file separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the Columbia Sussex II loan; the HGI II loan; the MHP II loan; the Palmer Square loan; and the Prime Retail II loan.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

                (c)     Exhibits


                        Item 601(a) of
                        Regulation S-K
        Exhibit No.     Exhibit No.            Description

        5.1             99                     Monthly distribution report
                                               pursuant to Section 4.2 of the
                                               Pooling and Servicing Agreement
                                               for the distribution on February
                                               13, 1997.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                AMRESCO MANAGEMENT, INC., IN
                                                ITS CAPACITY AS SERVICER
                                                UNDER THE POOLING AND
                                                SERVICING AGREEMENT ON
                                                BEHALF OF  ASSET SECURITIZATION
                                                CORPORATION, REGISTRANT





                                                By: /s/  Daniel B. Kirby
                                                         Daniel B. Kirby,
                                                         Senior Vice President


                                                By: /s/  Timothy S. Ryan
                                                         Timothy S. Ryan
                                                         Vice President


Date: February 21, 1997



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EXHIBIT INDEX



                       Item 601(a) of
                       Regulation S-K
       Exhibit No.     Exhibit No.             Description

       5.1             99                      Monthly distribution report
                                               pursuant to Section 4.2 of the
                                               Pooling and Servicing Agreement
                                               for the distribution on February
                                               13, 1997.

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